UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.    )

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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

EOG Resources, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! For complete information and to vote, visit www.ProxyVote.com Control # V87459-P42697 EOG RESOURCES, INC. 1111 BAGBY SKY LOBBY 2 HOUSTON, TX 77002 EOG RESOURCES, INC. 2026 Annual Meeting Vote by May 19, 2026 11:59 PM ET You invested in EOG RESOURCES, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholders meeting to be held on May 20, 2026. Get informed before you vote View the Notice of Annual Meeting of Stockholders, 2026 Proxy Statement and 2025 Annual Report online OR you can receive a free paper or email copy of such materials by requesting prior to May 6, 2026. If you would like to request a copy of the materials for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* May 20, 2026 7:30 A.M., Central Time Virtually at: www.virtualshareholdermeeting.com/EOG2026

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V87460-P42697 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholders meeting. Please follow the instructions on the reverse side to vote on these important matters. 1. To elect nine directors of the Company to hold office until the 2027 annual meeting of stockholders and until their respective successors are duly elected and qualified. Nominees: 1a. John D. Chandler For 1b. Janet F. Clark For 1c. Charles R. Crisp For 1d. Robert P. Daniels For 1e. Lynn A. Dugle For 1f. C. Christopher Gaut For 1g. Michael T. Kerr For 1h. Julie J. Robertson For 1i. Ezra Y. Yacob For 2. To ratify the appointment by the Audit Committee of the Board of Directors of Deloitte & Touche LLP, independent registered public accounting firm, as auditors for the Company for the year ending December 31, 2026. For 3. To approve, by non-binding vote, the compensation of the Company’s named executive officers. For